J.P. Morgan Series Trust II
Supplement dated October 26, 2000, to the J.P. Morgan Series Trust II combined prospectus dated April 3, 2000

The second paragraph under the heading "Portfolio Management" on page 1 with respect to J.P. Morgan Bond Portfolio, is hereby replaced with the following:

     The portfolio management team is led by Connie Plaehn, managing director, who has been at J.P. Morgan since 1984, Paul Zemsky, managing director, who has been at J.P. Morgan since 1985 and Jay Gladieux, vice president, who has been at J.P. Morgan since 1997. Mr. Zemsky has been on the team since 1988 and Ms. Plaehn has been on the team since 1994. Mr. Gladieux joined the team in September of 2000.